Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The following table summarizes our income tax expense/(benefit):

	Year ended December 31,
(€ thousands)	2019	2020	2021
Current income tax expense/(benefit):
Germany	€18,769	€(362)	€3,729
Other countries	309	117	1
Current income tax expense/(benefit)	€19,078	€(245)	€3,730
Deferred income tax expense/(benefit):
Germany	2,020	(8,165)	8,914
Other countries	(116)	(84)	(58)
Deferred income tax expense/(benefit)	€1,904	€(8,249)	€8,856
Income tax expense/(benefit)	€20,982	€(8,494)	€12,586

Reconciliation of German statutory income tax rate to effective income tax rate
The following table summarizes our income/(loss) before income taxes allocated to Germany and to other countries:

	Year ended December 31,
(€ thousands)	2019	2020	2021
Germany	€36,750	€(252,859)	€23,387
Other countries	940	(274)	(97)
Income/(loss) before income taxes	€37,690	€(253,133)	€23,290
A reconciliation of amounts computed by applying the German statutory income tax rate of 31.23% to income/(loss) before income taxes to total income tax expense/(benefit) is as follows:

	Year ended December 31,
(€ thousands)	2019	2020	2021
Income/(loss) before income taxes	€37,690	€(253,133)	€23,290

Income tax expense at German tax rate	11,769	(79,041)	7,272
Foreign rate differential	100	40	17
Expected tax expense/(benefit)	€11,869	€(79,001)	€7,289

Tax effect from:
Non-deductible share-based compensation	€6,211	€4,708	€5,390
Non-deductible corporate costs	—	—	121
Goodwill impairment	—	64,829	—
Prior period taxes	66	9	(294)
Movement in valuation allowance	19	454	80
Foreign withholding taxes	—	305	—
Movement in uncertain tax positions	2,857	14	56
Income tax effect resulting from weekengo asset deal transaction	—	—	1,938
Initial recognition of tax deductible goodwill and intangibles	—	—	(1,938)
Other differences	(40)	188	(56)
Income tax expense/(benefit)	€20,982	€(8,494)	€12,586

The income tax expense/(benefit) is mainly driven by income/(loss) before income taxes of €37.7 million, €(253.1) million and €23.3 million for the years ended December 31, 2019, 2020 and 2021, respectively. Our effective tax rate was 55.7%, 3.4% and 54.0% in the years ended December 31, 2019, 2020 and 2021, respectively. Non-deductible share-based compensation of (pre-tax) €19.9 million, €15.1 million and €17.3 million had an impact on the effective tax rates of 16.5%, (1.9)% and 23.1% in the years ended December 31, 2019, 2020 and 2021, respectively. In 2020, non-deductible impairment expenses on goodwill of €207.6 million had an impact on the effective tax rate of (25.6)%. Additional details on the movement in valuation allowance are included in the deferred income tax section below.
Following the weekengo share deal in January 2021, an intragroup asset deal took place in August 2021. The asset deal resulted in a deferred income tax benefit of €1.9 million on level of trivago N.V. for tax deductible goodwill and intangible assets. Correspondingly, an income tax expense resulted on level of weekengo split into deferred tax expense of €1.3 million (utilization of tax loss carry forwards) and current tax expense of €0.6 million (minimum taxation). The tax effects resulting from the acquisition of shares and assets of weekengo are separate transactions in the year 2021.
Other differences relate to one-off items during the year, such as non-deductible expenses which are individually insignificant.
Uncertain tax positions
Uncertain tax positions as of December 31, 2020 and 2021 were as follows:

	Year Ended December 31,
(€ thousands)	2020	2021
Balance, beginning of year	€2,857	€2,871
Increases to tax positions related to the current year	—	—
Increases to tax positions related to prior years	—	—
Interest and penalties	14	56
Balance, end of year	€2,871	€2,927

Tax audits
The Company is subject to audit by federal, state, local and foreign income tax authorities. As of December 31, 2021, the audit of tax returns from 2016 through 2018 for corporate and trade income tax as well as value-added tax for trivago N.V. has been announced. According to the statute of limitation, the German tax authorities may initiate additional audits of the tax years for 2019 through 2021.
Deferred income taxes
At December 31, 2020 and 2021, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	Year Ended December 31,
(€ thousands)	2020	2021
Deferred tax assets:
Net operating loss and tax credit carryforwards	€11,840	€5,665
Prepaid expense and other current assets	1,335	310
Property and equipment	1	—
Accrued expenses and other current liabilities	26	157
Operating lease liability	28,132	14,843
Other long-term liabilities	115	47
Other	—	—
Deferred tax assets (gross)	€41,449	€21,022
Less valuation allowance	(536)	(1,388)
Subtotal	€40,913	€19,634
Offsetting	(40,912)	(19,608)
Deferred tax assets	€1	€26

Deferred tax liabilities:
Cash and cash equivalents	€—	€722
Intangible assets, net	52,928	51,257
Property and equipment	2,875	2,334
Operating lease right-of-use assets	27,106	15,089
Other	179	16
Subtotal	€83,088	€69,418
Offsetting	(40,912)	(19,608)
Deferred tax liabilities	€42,176	€49,810

At December 31, 2021, we had net operating loss carryforwards (“NOLs”) for a tax-effected amount of approximately €5.7 million (in 2020: €11.8 million). The tax-effected NOL carryforwards decreased by €6.1 million from the amount recorded at December 31, 2020, primarily due to the utilization of the losses at the level of the trivago N.V.
trivago N.V. is a Dutch listed entity, however has its tax residency in Germany. As of December 31, 2021, deferred tax assets of €1.4 million for accumulated tax loss carryforwards of domestic and foreign subsidiaries were not recognized as we have considered these tax loss carryforwards as not realizable. Accordingly the valuation allowance increased by €0.9 million from the amount recorded as of December 31, 2020, with €0.8 million resulting from the acquisition of weekengo, primarily due to the absence of potential future taxable profits necessary to use tax loss carryforwards.
The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The total cumulative amount of undistributed earnings related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely was €1.7 million at December 31, 2021 (in 2020: €0.1 million). In terms of undistributed earnings of domestic investments, we have recognized deferred income taxes on taxable temporary difference of €0.01 million, as only 5% refer to a taxable temporary difference under German tax law. Any capital gains on the sale of participations would be 95% exempt under German tax law.